EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel 650/312-2000 franklintempleton.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces First Quarter Results

San Mateo, CA, January 28, 2009 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $120.9 million, or $0.52 per share diluted, on revenues of $969.3 million for the quarter ended December 31, 2008. For the quarter ended September 30, 2008, net income was $300.5 million, or $1.28 per share diluted, on revenues of $1,321.5 million. For the quarter ended December 31, 2007, net income was $518.3 million, or $2.12 per share diluted, on revenues of $1,685.6 million.

Operating income for the quarter ended December 31, 2008 was $268.4 million, as compared to $412.0 million for the prior quarter and $635.7 million for the quarter ended December 31, 2007. Other net, operating revenues for the quarter ended December 31, 2008 included a $17.7 million decline in the fair value of certain retained interests in securitization transactions, as compared to $12.0 million for the prior quarter and $0.3 million for the quarter ended December 31, 2007.

The company’s non-operating income (expenses) for the quarter ended December 31, 2008 included $(45.0) million of investment and other (losses) income, net, as compared to $77.8 million for the prior quarter and $80.8 million for the quarter ended December 31, 2007.

Total assets under management by the company’s subsidiaries were $416.2 billion at December 31, 2008, as compared to $507.3 billion at September 30, 2008 and $643.7 billion at December 31, 2007. Simple monthly average assets under management during the quarter ended December 31, 2008 were $438.7 billion, as compared to $555.4 billion in the prior quarter and $651.5 billion in the same quarter a year ago. Equity assets comprised 47% of total assets under management at December 31, 2008, as compared to 52% of total assets under management at September 30, 2008 and 59% of total assets under management at December 31, 2007. Fixed-income assets comprised 32% of total assets under management at December 31, 2008, as compared to 28% of total assets under management at September 30, 2008 and 22% of total assets under management at December 31, 2007. Hybrid assets accounted for 19% of total assets under management at December 31, 2008 and September 30, 2008 as compared to 18% of total assets under management at December 31, 2007. Net new flows for the quarter ended December 31, 2008 were $(18.2) billion, as compared to $(8.6) billion for the prior quarter and $4.6 billion for the same quarter a year ago.

Cash and cash equivalents were $2.8 billion at December 31, 2008, as compared to $2.5 billion at September 30, 2008. Stockholders’ equity was $7.0 billion at December 31, 2008, as compared to $7.1 billion at September 30, 2008. The company had 232.9 million shares of common stock outstanding at December 31, 2008, as compared to 232.8 million shares outstanding at September 30, 2008.

Fiscal First Quarter 2009 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•	Franklin Resources, Inc. announced a 5% increase to its quarterly dividend. The company has raised its annual dividend every year since 1981.
•

Franklin Resources, Inc. and Vietcombank, Vietnam’s Bank of Foreign Trade, announced a new CEO of Vietcombank Fund Management (VCBF), an investment management company focused on the Vietnamese market. Franklin Resources acquired a 49% share of VCBF in February 2008.

•	Franklin Templeton Investments received regulatory approval to establish a local asset management company in Mexico.
•

Franklin Templeton Investments launched Franklin World Perspectives Fund, a new sub fund of Franklin Templeton Investments Fund, a Luxembourg-registered SICAV (Société d’Investissement à Capital Variable), that combines the insight and expertise of local asset managers based in Brazil, Canada, Germany, India, Japan, Korea, the United Arab Emirates and the United States.

•	Franklin Templeton Investments launched U.S.-registered and SICAV versions of Templeton Frontier Markets Fund.
•	Franklin Templeton Investments launched its RetireMetrics™ sales and marketing campaign focused on developing retirement solutions to meet the changing needs of financial advisors and their clients.
•

In Canada, DALBAR ranked Franklin Templeton Investments #1 among broker-distributed firms for English and French call center services. In addition, DALBAR ranked the company #1 overall in a survey measuring email presentation, content and accommodation.

•

Templeton Emerging Markets Investment Trust, a closed-end investment trust registered in the United Kingdom, received the Investment Week Investment Trust of the Year Award 2008 in the emerging markets category.

•	Templeton Global Bond Fund received a 2008 Canadian Investment Award in the Global fixed-income fund category. This was the second consecutive year that the fund received the award.
•	Craig S. Tyle, General Counsel of Franklin Resources, Inc., received an Ignites Fund Titan award in the inside counsel category.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds1,2

FRANKLIN TEMPLETON3,4

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	60%	58%	87%	94%
3rd & 4th	40%	42%	13%	6%

FRANKLIN TEMPLETON EQUITY3,5

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	40%	34%	80%	93%
3rd & 4th	60%	66%	20%	7%

FRANKLIN TEMPLETON FIXED-INCOME3,6

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	84%	88%	94%	94%
3rd & 4th	16%	12%	6%	6%

FRANKLIN EQUITY3,7

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	30%	23%	78%	94%
3rd & 4th	70%	77%	22%	6%

TEMPLETON EQUITY3,8

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	29%	22%	73%	88%
3rd & 4th	71%	78%	27%	12%

MUTUAL SERIES EQUITY3,9

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	88%	88%	99%	100%
3rd & 4th	12%	12%	1%	0%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME3,10

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	91%	95%	95%	93%
3rd & 4th	9%	5%	5%	7%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME3,11

Lipper Quartile	Period Ended December 31, 2008
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	81%	85%	94%	95%
3rd & 4th	19%	15%	6%	5%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data and assets under management)	Three months ended
	December 31,
	2008	2007	% Change
Operating Revenues
Investment management fees	$600,274	$1,020,315	(41%	)
Underwriting and distribution fees	304,929	573,796	(47%	)
Shareholder servicing fees	66,342	73,175	(9%	)
Consolidated sponsored investment products income, net	1,886	2,904	(35%	)
Other, net	(4,101)	15,401	NM

Total operating revenues	969,330	1,685,591	(42%	)

Operating Expenses
Underwriting and distribution	289,529	552,590	(48%	)
Compensation and benefits	244,063	280,290	(13%	)
Information systems, technology and occupancy	68,598	79,617	(14%	)
Advertising and promotion	24,227	46,644	(48%	)
Amortization of deferred sales commissions	36,612	44,551	(18%	)
Other	37,937	46,170	(18%	)

Total operating expenses	700,966	1,049,862	(33%	)

Operating Income	268,364	635,729	(58%	)

Other Income (Expenses)
Consolidated sponsored investment products losses, net	(36,484)	(977)	NM
Investment and other (losses) income, net	(45,009)	80,773	NM
Interest expense	(1,200)	(6,045)	(80%	)

Other (expenses) income, net	(82,693)	73,751	NM

Income before taxes	185,671	709,480	(74%	)
Taxes on income	64,771	191,164	(66%	)

Net Income	$120,900	$518,316	(77%	)

Earnings per Share
Basic	$0.52	$2.15	(76%	)
Diluted	0.52	2.12	(75%	)
Dividends per Share	$0.21	$0.20	5%
Average Shares Outstanding (in thousands)
Basic	231,626	241,585	(4%	)
Diluted	232,688	244,147	(5%	)
Operating Margin[1]	28%	38%
Assets Under Management (in billions)
Beginning of period	$507.3	$645.9	(21%	)
Sales	30.2	50.5	(40%	)
Redemptions	(48.4)	(45.9)	5%

Net new flows	(18.2)	4.6	NM
Reinvested distributions	7.1	19.5	(64%	)

Net flows	(11.1)	24.1	NM
Distributions	(9.0)	(23.1)	(61%	)
Depreciation and other	(71.0)	(3.2)	NM

End of period	$416.2	$643.7	(35%	)

Simple Monthly Average for Period	$438.7	$651.5	(33%	)

1 Defined as operating income divided by total operating revenues.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data, employees and billable shareholder accounts)	Three months ended
	31-Dec-08	30-Sep-08	% Change		30-Jun-08	31-Mar-08	31-Dec-07
Operating Revenues
Investment management fees	$600,274	$822,388	(27%	)	$924,722	$915,965	$1,020,315
Underwriting and distribution fees	304,929	424,450	(28%	)	504,272	499,513	573,796
Shareholder servicing fees	66,342	69,651	(5%	)	73,127	73,417	73,175
Consolidated sponsored investment products income, net	1,886	1,487	27%		2,768	3,764	2,904
Other, net	(4,101)	3,478	NM		16,760	11,033	15,401

Total operating revenues	969,330	1,321,454	(27%	)	1,521,649	1,503,692	1,685,591

Operating Expenses
Underwriting and distribution	289,529	406,526	(29%	)	492,385	485,612	552,590
Compensation and benefits	244,063	274,091	(11%	)	285,651	280,625	280,290
Information systems, technology and occupancy	68,598	83,038	(17%	)	78,477	79,854	79,617
Advertising and promotion	24,227	45,489	(47%	)	44,804	47,372	46,644
Amortization of deferred sales commissions	36,612	48,196	(24%	)	41,935	43,322	44,551
Other	37,937	52,143	(27%	)	46,182	47,820	46,170

Total operating expenses	700,966	909,483	(23%	)	989,434	984,605	1,049,862

Operating Income	268,364	411,971	(35%	)	532,215	519,087	635,729

Other Income (Expenses)
Consolidated sponsored investment products losses, net	(36,484)	(35,507)	3%		(9,005)	(26,064)	(977)
Investment and other (losses) income, net	(45,009)	77,763	NM		33,969	32,393	80,773
Interest expense	(1,200)	(478)	151%		(3,287)	(5,948)	(6,045)

Other (expenses) income, net	(82,693)	41,778	NM		21,677	381	73,751

Income before taxes	185,671	453,749	(59%	)	553,892	519,468	709,480
Taxes on income	64,771	153,260	(58%	)	150,580	153,372	191,164

Net Income	$120,900	$300,489	(60%	)	$403,312	$366,096	$518,316

Earnings per Share
Basic	$0.52	$1.29	(60%	)	$1.72	$1.55	$2.15
Diluted	0.52	1.28	(59%	)	1.71	1.54	2.12

Dividends per Share	$0.21	$0.20	5%		$0.20	$0.20	$0.20

Average Shares Outstanding (in thousands)
Basic	231,626	232,832	(1%	)	234,631	236,520	241,585
Diluted	232,688	234,563	(1%	)	236,485	238,360	244,147

Operating Margin[1]	28%	31%			35%	35%	38%

Employees	8,608	8,809	(2%	)	8,958	8,916	8,875
Billable Shareholder Accounts (in millions)	21.0	20.4	3%		22.4	22.0	21.2

1 Defined as operating income divided by total operating revenues.

ASSETS UNDER MANAGEMENT1 BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Dec-08	30-Sep-08	% Change		30-Jun-08	31-Mar-08	31-Dec-07
Equity
Global/international	$142.6	$190.3	(25%	)	$233.7	$243.4	$286.1
Domestic (U.S.)	55.2	72.9	(24%	)	82.5	84.8	95.8

Total equity	197.8	263.2	(25%	)	316.2	328.2	381.9

Hybrid	78.8	93.9	(16%	)	109.5	109.8	116.4

Fixed-Income
Tax-free	56.1	59.7	(6%	)	61.6	59.6	59.3
Taxable:
Global/international	45.9	52.7	(13%	)	54.3	54.5	48.3
Domestic (U.S.)	29.8	30.5	(2%	)	31.6	31.5	31.5

Total fixed-income	131.8	142.9	(8%	)	147.5	145.6	139.1
Money Market	7.8	7.3	7%		7.0	7.5	6.3

Total Ending Assets	$416.2	$507.3	(18%	)	$580.2	$591.1	$643.7

Simple Monthly Average Assets Under Management	$438.7	$555.4	(21%	)	$602.9	$610.2	$651.5

1 Assets under management include assets for which we provide various investment management services as described in Item I “Business” in Part I of our Form 10-K for the fiscal year ended September 30, 2008.

ASSETS UNDER MANAGEMENT AND FLOWS

(in billions)	Three months ended
	31-Dec-08	30-Sep-08	% Change		31-Dec-07	% Change
Beginning Assets Under Management	$507.3	$580.2	(13%	)	$645.9	(21%	)
U.S. retail assets[1]
Beginning assets	$291.7	$330.0	(12%	)	$369.7	(21%	)

Sales	11.2	12.4	(10%	)	15.8	(29%	)
Redemptions	(22.0)	(17.9)	23%		(15.6)	41%
Net exchanges	(0.4)	(0.1)	300%		(1.0)	(60%	)

Net new flows	(11.2)	(5.6)	100%		(0.8)	NM
Reinvested distributions	6.1	2.6	135%		16.6	(63%	)

Net flows	(5.1)	(3.0)	70%		15.8	NM
Distributions	(8.0)	(3.4)	135%		(21.6)	(63%	)
Depreciation and other	(37.0)	(31.9)	16%		(1.8)	NM

Ending assets	$241.6	$291.7	(17%	)	$362.1	(33%	)

Other assets, including international and institutional
Beginning assets	$215.6	$250.2	(14%	)	$276.2	(22%	)

Sales	19.0	29.0	(34%	)	34.7	(45%	)
Redemptions	(26.4)	(32.1)	(18%	)	(30.3)	(13%	)
Net exchanges	0.4	0.1	300%		1.0	(60%	)

Net new flows	(7.0)	(3.0)	133%		5.4	NM
Reinvested distributions	1.0	0.6	67%		2.9	(66%	)

Net flows	(6.0)	(2.4)	150%		8.3	NM
Distributions	(1.0)	(0.6)	67%		(1.5)	(33%	)
Depreciation and other	(34.0)	(31.6)	8%		(1.4)	NM

Ending assets	$174.6	$215.6	(19%	)	$281.6	(38%	)

Total Ending Assets	$416.2	$507.3	(18%	)	$643.7	(35%	)

Total Assets Under Management
Beginning assets	$507.3	$580.2	(13%	)	$645.9	(21%	)

Sales	30.2	41.4	(27%	)	50.5	(40%	)
Redemptions	(48.4)	(50.0)	(3%	)	(45.9)	5%

Net new flows	(18.2)	(8.6)	112%		4.6	NM
Reinvested distributions	7.1	3.2	122%		19.5	(64%	)

Net flows	(11.1)	(5.4)	106%		24.1	NM
Distributions	(9.0)	(4.0)	125%		(23.1)	(61%	)
Depreciation and other	(71.0)	(63.5)	12%		(3.2)	NM

Ending assets	$416.2	$507.3	(18%	)	$643.7	(35%	)

1 U.S. retail assets as of December 31, 2008 included institutional assets totaling approximately $23.3 billion that were invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at December 31, 2008 were approximately $134.6 billion, of which high net-worth assets comprised $8.3 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Dec-08	30-Sep-08	31-Dec-07
Global/international equity
Beginning assets	$190.3	$233.7	$286.7

Sales	8.1	9.9	20.8
Redemptions	(13.5)	(16.4)	(19.4)
Net exchanges	(1.1)	(1.0)	0.1

Net new flows	(6.5)	(7.5)	1.5
Reinvested distributions	4.0	0.7	11.3

Net flows	(2.5)	(6.8)	12.8
Distributions	(4.4)	(0.8)	(12.3)
Depreciation and other	(40.8)	(35.8)	(1.1)

Ending assets	142.6	190.3	286.1

Domestic (U.S.) equity
Beginning assets	72.9	82.5	100.5

Sales	3.0	3.3	4.0
Redemptions	(5.0)	(5.4)	(4.8)
Net exchanges	—	(0.1)	(0.2)

Net new flows	(2.0)	(2.2)	(1.0)
Reinvested distributions	0.9	0.8	5.0

Net flows	(1.1)	(1.4)	4.0
Distributions	(1.2)	(1.0)	(5.6)
Depreciation and other	(15.4)	(7.2)	(3.1)

Ending assets	55.2	72.9	95.8

Hybrid
Beginning assets	93.9	109.5	117.2

Sales	2.5	2.8	3.9
Redemptions	(5.0)	(3.9)	(2.9)
Net exchanges	(0.7)	(0.3)	(0.1)

Net new flows	(3.2)	(1.4)	0.9
Reinvested distributions	0.9	0.7	2.0

Net flows	(2.3)	(0.7)	2.9
Distributions	(1.3)	(1.0)	(2.9)
Depreciation and other	(11.5)	(13.9)	(0.8)

Ending assets	78.8	93.9	116.4

Tax-free income
Beginning assets	59.7	61.6	59.0

Sales	2.5	3.2	2.2
Redemptions	(3.9)	(2.1)	(1.8)
Net exchanges	(0.3)	—	(0.1)

Net new flows	(1.7)	1.1	0.3
Reinvested distributions	0.4	0.4	0.4

Net flows	(1.3)	1.5	0.7
Distributions	(0.7)	(0.7)	(0.7)
(Depreciation)/appreciation and other	(1.6)	(2.7)	0.3

Ending assets	$56.1	$59.7	$59.3

	[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

	[Table continued from previous page]

(in billions)	Three months ended
	31-Dec-08	30-Sep-08	31-Dec-07
Global/international taxable fixed-income
Beginning assets	$52.7	$54.3	$44.3

Sales	9.4	17.5	15.1
Redemptions	(14.9)	(16.5)	(11.6)
Net exchanges	(0.1)	0.2	0.2

Net new flows	(5.6)	1.2	3.7
Reinvested distributions	0.6	0.3	0.4

Net flows	(5.0)	1.5	4.1
Distributions	(1.0)	(0.2)	(1.2)
(Depreciation)/appreciation and other	(0.8)	(2.9)	1.1

Ending assets	45.9	52.7	48.3

Domestic (U.S.) taxable fixed-income
Beginning assets	30.5	31.6	31.8

Sales	2.3	1.8	1.6
Redemptions	(2.8)	(2.3)	(2.1)
Net exchanges	0.8	0.4	(0.1)

Net new flows	0.3	(0.1)	(0.6)
Reinvested distributions	0.3	0.2	0.3

Net flows	0.6	0.1	(0.3)
Distributions	(0.4)	(0.3)	(0.3)
(Depreciation)/appreciation and other	(0.9)	(0.9)	0.3

Ending assets	29.8	30.5	31.5

Money market
Beginning assets	7.3	7.0	6.4

Sales	2.4	2.9	2.9
Redemptions	(3.3)	(3.4)	(3.3)
Net exchanges	1.4	0.8	0.2

Net new flows	0.5	0.3	(0.2)
Reinvested distributions	—	0.1	0.1

Net flows	0.5	0.4	(0.1)
Distributions	—	—	(0.1)
(Depreciation)/appreciation and other	—	(0.1)	0.1

Ending assets	7.8	7.3	6.3

Ending Assets Under Management	$416.2	$507.3	$643.7

Conference Call Information

President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will lead a live conference call on Wednesday, January 28, 2009 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss Franklin Resources’ fiscal first quarter 2009 financial results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 902-1906 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through February 11, 2009. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 79305272, after 5:30 p.m. Eastern Time on January 28, 2009, through 11:59 p.m. Eastern Time on February 11, 2009.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $416 billion in assets under management as of December 31, 2008. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc. The information in the “Global Business Developments” section above is being provided for informational purposes only.

2.

Lipper rankings for U.S.-registered Franklin Templeton mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Rankings for other share classes may vary.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 924 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

4.

Source: Lipper® Inc., 12/31/08. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 24, 32, 32 and 42 funds ranked in the top quartile and 38, 24, 30 and 17 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 12/31/08. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 15, 14, 8 and 19 funds ranked in the top quartile and 17, 9, 18 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 12/31/08. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 9, 18, 24 and 23 funds ranked in the top quartile and 21, 15, 12 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 12/31/08. Of the eligible Franklin equity mutual funds tracked by Lipper, 10, 9, 5 and 11 funds ranked in the top quartile and 13, 7, 12 and 5 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 12/31/08. Of the eligible Templeton equity mutual funds tracked by Lipper, 1, 1, 0 and 3 funds ranked in the top quartile and 3, 1, 3 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 12/31/08. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 4, 4, 3 and 5 funds ranked in the top quartile and 1, 1, 3 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 12/31/08. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 3, 7, 4 and 4 funds ranked in the top quartile and 6, 3, 4 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 12/31/08. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 6, 11, 20 and 19 funds ranked in the top quartile and 15, 12, 8 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc. and its subsidiaries, which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

•	We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•	The amount and mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.
•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
•

Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
•	Our ability to access the capital markets in a timely manner should we seek to do so depends on a number of factors.

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